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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 18, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


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        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188
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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 5 of this report.)


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Item 5.       Other Events

     On July 18, 1999, U S WEST, Inc., a Delaware corporation "U S WEST") and Qwest Communications International, Inc., a Delaware corporation ("Qwest"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for, among other things, the merger of Qwest and U S WEST, with Qwest as the surviving corporation. A copy of the Merger Agreement is attached hereto as
Exhibit 2 and is incorporated herein by reference.

     A copy of the Qwest and U S WEST joint press release, dated as of July 18, 1999, and the Qwest and U S WEST joint analyst presentation, dated July 19, 1999, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

     In connection with the execution of the Merger Agreement, U S WEST and certain shareholders (the "Shareholders") of Qwest entered into a Voting Agreement, dated as of July 18, 1999 (the "Voting Agreement") pursuant to which, among other things, the Shareholders have agreed to vote their shares of Qwest Common Stock to approve the transactions contemplated by the Merger Agreement. A copy of the Voting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

     On July 18, 1999, U S WEST and Global Crossing, Ltd., a Bermuda company ("Global") entered into a Termination Agreement terminating the Agreement and Plan of Merger, dated as of May 16, 1999, between Global and U S WEST, as filed by U S WEST on its Form 8-K, dated May 21, 1999. The Termination Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

     The foregoing descriptions of the Merger Agreement, the Voting Agreement, the Termination Agreement, and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Voting Agreement and the Termination Agreement.

     This Current Report on Form 8-K contains or incorporates by reference forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by U S WEST with the United States Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     The  following  exhibits are filed as part of this  Current  Report on Form
8-K:
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Exhibit Number                               Exhibit
--------------                               -------

Exhibit 2            Agreement and Plan of Merger, dated as of July 18, 1999, between U S WEST, Inc. and
                     Qwest Communications International, Inc.

Exhibit 10.1         Voting Agreement, dated as of July 18, 1999, among each of the shareholders listed on the signature page thereto and U S WEST, Inc.

Exhibit 10.2         Termination Agreement, dated as of July 18, 1999, between U S WEST, Inc. and Global
                     Crossing Ltd.

Exhibit 99.1         Joint Press Release issued by U S WEST and Qwest on July 18, 1999 entitled "Qwest
                     Communications and U S WEST Announce Strategic Merger to Create $65 Billion Worldwide
                     Company"

Exhibit 99.2         Joint Analyst Presentation of Qwest and U S WEST, dated as of July 19, 1999.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            U S WEST, Inc.
                            (Formerly "USW-C, Inc.")


                            By:         /s/ THOMAS O. McGIMPSEY
                            ----------- ---------------------------------------
                            Name:       Thomas O. McGimpsey
                            Title:      Assistant Secretary

Dated:        July 20, 1999

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                                  EXHIBIT INDEX
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Exhibit Number                                 Exhibit
--------------                                 -------
Exhibit 2           Agreement and Plan of Merger, dated as of July 18, 1999, between U S WEST, Inc. and
                    Qwest Communications International, Inc.

Exhibit 10.1        Voting Agreement, dated as of July 18, 1999, among each of the shareholders listed on the signature page thereto and U S WEST, Inc.

Exhibit 10.2        Termination Agreement, dated as of July 18, 1999, between U S WEST, Inc. and Global
                    Crossing Ltd.

Exhibit 99.1        Joint Press Release issued by U S WEST and Qwest on July 18, 1999 entitled "Qwest
                    Communications and U S WEST Announce Strategic Merger to Create $65 Billion Worldwide
                    Company"

Exhibit 99.2        Joint Analyst Presentation of Qwest and U S WEST, dated as of July 19, 1999.
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